UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 20, 2025 (February 19, 2025)

WOLVERINE WORLD WIDE, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-06024	38-1185150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9341 Courtland Drive N.E., Rockford, Michigan	49351
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (616) 866-5500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $1 Par Value	WWW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

Wolverine World Wide, Inc. is filing this Current Report on Form 8-K/A (this “8-K/A”):

(1) To correct a typographical error in the press release attached as Exhibit 99.1 to the Current Report on Form 8-K that the Company filed with the Securities and Exchange Commission on February 19, 2025 (the “Original 8-K”). The error was included in the table under the header "2025 GUIDANCE RECONCILIATION TABLES.” The press release attached as Exhibit 99.1 to this 8-K/A corrects this error and is hereby incorporated by reference. The full text of the Original 8-K is included in Item 2.02 below.

(2) To include Item 7.01 below.

This 8-K/A, Exhibit 99.1 and Exhibit 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 2.02	Results of Operations and Financial Condition.

On February 19, 2025, Wolverine World Wide, Inc. (the “Company”) issued a press release announcing its financial results for the Company’s fourth quarter of 2024, attached as Exhibit 99.1 to this Current Report on Form 8-K (the “8-K”), which is hereby incorporated by reference. This 8-K and Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 7.01	Regulation FD Disclosure.

The Company is furnishing the investor relations presentation attached as Exhibit 99.2 to this 8-K/A, which is incorporated by reference herein.

The Company’s investor relations presentation has been posted to the Company’s website, www.wolverineworldwide.com. The Company plans to use its website to disseminate future updates to its investor relations presentation, which includes important information about the Company, and does not intend to file or furnish a Form 8-K alerting investors each time the presentation is updated.

Item 9.01	Financial Statements and Exhibits.

	(d)	Exhibits:

		99.1	Press Release dated February 19, 2025
		99.2	Investor Presentation dated February 19, 2025
		104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL (included as Exhibit 101).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 20, 2025	WOLVERINE WORLD WIDE, INC. (Registrant)

/s/ Taryn L. Miller
Taryn L. Miller
Chief Financial Officer and Treasurer

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